UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 6, 2023

ITEM 9 LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54730	96-0665018
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2111 E. Highland Ave., Suite B375, Phoenix, AZ 85016

(Address of principal executive offices and zip code)

1-833-867-6337

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.02 Termination of a Material Definitive Agreement.

Sessions Acquisition

On May 18, 2022, Item 9 Labs Corp., a Delaware corporation ("Company"), and OCG Management Ontario, Inc., a corporation formed under the laws of the Province of Ontario ("Purchaser") and a wholly owned subsidiary of the Company incorporated solely for the purpose of completing the transaction, entered into a Share Purchase Agreement (the "Agreement") with Steven Fry, Najla Guthrie, Darryl Allen, Louis Laskovski, each an individual residing in the Province of Ontario, and 2628146 Ontario Ltd., a corporation formed under the laws of the Province of Ontario, and 11949896 Canada Inc., a corporation formed under the federal laws of Canada (together, the “Shareholders”), pursuant to which Purchaser is purchasing all (but not less than all) of the issued and outstanding shares in the capital of Wild Card Cannabis Incorporated, a corporation formed under the laws of the Province of Ontario, (“Shares”) free and clear of all Liens from the Shareholders.

On May 25, 2023, pursuant to and in accordance with Section 9.1(g) of the Purchase Agreement, the Purchase Agreement was terminated by the seller(s), as a consequence of the failure by the Purchaser to deliver to the Vendors, on or before the date that is seven (7) Business Days prior to the Closing Date, evidence satisfactory to the Vendors’ Representative, acting reasonably, that the Purchaser has, directly or indirectly, sufficient cash on hand or other sources of immediately available funds to make payment of all amounts to be paid by the Purchaser under the Purchase Agreement on the Closing Date, including without limitation, the Purchase Price.

Prime Capital Ventures, LLC Financing

On June 1, 2023, OCG Management Ontario Inc., a wholly owned subsidiary of Item 9 Labs Corp., a Delaware corporation (collectively the “Company”), and the Company’s Board of Directors (the “Board”), terminated the Company’s Acquisition Line of Credit Agreement (the “Financing Agreement”) with Prime Capital Ventures, LLC (“Prime”). The Financing Agreement was to provide the Company with the necessary financing to complete the previously announced acquisition of Sessions Cannabis (“Sessions”).

The Company has reserved its rights and remedies under the agreement and is evaluating these rights and remedies to determine its next steps as Prime defaulted on its obligations to perform under the Financing Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 9 LABS CORP.

Dated: June 6, 2023	By:	/s/ Robert Mikkelsen
Robert Mikkelsen
Chief Financial Officer